AMENDMENT NO. 1 TO SECURED CONVERTIBLE MINIMUM BORROWING NOTE OF
        VENTURES NATIONAL INCORPORATED D/B/A TITAN GENERAL HOLDINGS, INC.

                                 January 8, 2004

         Reference is made to that certain secured convertible minimum borrowing note dated November 20, 2003 made by VENTURES NATIONAL INCORPORATED D/B/A TITAN GENERAL HOLDINGS, INC. , a Utah (the "BORROWER") in favor LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands (the "LAURUS"") in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the "MB Note"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the MBNote.

         WHEREAS, Borrower has requested that Laurus extend additional funds to Borrower as an overadvance pursuant to the terms of a Security Agreement dated November 20, 2003 (the "Security Agreement")(the "Overadvance")and Laurus has agreed, in exercise of its sole discretion, to make such Overadvance to Borrower; and

         WHEREAS, in connection with the extension of the Overadvance, Borrower has agreed to change certain terms of the MB Note and Laurus desires to make such changes; and

         WHEREAS the Borrower and Laurus agree that on the date hereof the aggregate amount outstanding under the i) MB Note and ii) that certain Secured Revolving Note of the Borrower dated November 20, 2003 made in favor of Laurus, is $2,305,475.

         NOW, THEREFORE, in consideration for the execution and delivery by the Borrower of all documents requested by Laurus in connection with the Overadvance, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1. Section 2.2 of the MB Note is hereby amended to delete the reference to "0.77"contained therein and in its stead to insert "$0.60".

               2. The foregoing amendment shall be effective as of the date hereof.

               3.  There are no other amendments to the MB Note.

                   4. The Borrower hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Borrower in connection with the MB Note are true correct and complete and all of Borrower's covenants requirements have been met. As of the date hereof, no Event of Default under any Ancillary Agreements (as defined in the Security Agreement) has occurred or is continuing.




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         IN WITNESS WHEREOF, each of the Borrower and Laurus has caused this
Amendment No. 1 to Secured Convertible Minimum Borrowing Note to be signed in its name this 8th day of January, 2004.



                                             VENTURES NATIONAL INCORPORATED
                                             D/B/A TITAN GENERAL HOLDINGS, INC.



                                             By:   /s/ ANDREW GLASHOW
                                                --------------------------------
                                                Name:  Anrew Glashow
                                                Title: President



                                             LAURUS MASTER FUND, LTD.



                                             By:    /s/
                                                --------------------------------
                                                Name:
                                                Title: